Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AFH Holding III, Inc. (the “Company”) for the quarterly period ended September 30, 2013, as filed with the Securities and Exchange Commission (the “Report”), Amir F. Heshmatpour, the Principal Executive Officer and Principal Financial and Accounting Officer of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

●	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2013

/s/ Amir F. Heshmatpour
Amir F. Heshmatpour
President, Secretary and Sole Director
(Principal Executive Officer) (Principal Financial and Accounting Officer)